Financial liabilities on funding arrangements (Tables)	12 Months Ended
Jan. 31, 2018
Financial liabilities at amortised cost [Abstract]
Reconciliation of financial liabilities on funding arrangements
The financial liabilities were re-measured in the year ended January 31, 2018 following positive interim 24-week data in the Phase 2 clinical trial of ezutormid for DMD which increased the probability of success.

18. Financial liabilities on funding arrangements (continued)

	January 31, 2018	January 31, 2017
	£000	£000
At February 1	5,919	5,034
Unwinding of discount factor	754	862
Derecognition of financial liabilities – Finance income	(3,085)	—
Re-measurement of financial liabilities on funding arrangements	410	—
Net finance income / (costs) on funding arrangements accounting for as financial liabilities	(1,921)	862
Derecognition of financial liabilities – Other operating income	(908)	—
Cash received from funding arrangements accounted for as financial liabilities	—	23
At January 31	3,090	5,919

Sensitivity analysis of financial liabilities on funding arrangements
Changing one or more assumptions to reasonable possible alternative assumptions would not materially change the fair value. The table below describes the value of the liability as at January 31, 2018 of £3.1 million compared to what the total value would be following the presented variations to the underlying assumptions in the model:

January 31, 2018
£000
Estimated financial liabilities on funding arrangements	3,090
1% lower discount rate	3,354
1% higher discount rate	2,850
10% lower revenue assumptions	2,818
10% higher revenue assumptions	3,362
10% lower probability of success	1,005
10% higher probability of success	5,123